                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 1997


                          First Midwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-10967                 36-3161078
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


            300 Park Boulevard, Suite 405, Itasca, Illinois       60143
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               (Address of principal executive offices)         (Zip Code)


                                 (630) 875-7450
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               Registrant's telephone number, including area code


                                      N.A.
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            (Former name and address, if changed since last report)



                           Exhibit Index is on Page 5
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 JUNE 30, 1997

Item 5. Other Events
--------------------

On June 18, 1997, First Midwest Bancorp, Inc. ("First Midwest") and SparBank, Incorporated ("SparBank") entered into an Agreement and Plan of Merger (the "Agreement") whereby SparBank will be merged with and into First Midwest. SparBank is the holding company of McHenry State Bank ("MSB"), a 4-branch bank with $445 million in total assets headquartered in McHenry, Illinois.

Pursuant to the Agreement, the transaction will be structured as a tax-free exchange and accounted for as a pooling-of-interests. Each outstanding share of SparBank's common stock, no par value, will be converted to 21.72 shares of First Midwest common stock, $.01 par value, resulting in the issuance of 3,230,769 shares of First Midwest common stock. Based on First Midwest's June 19 closing price of $32.75 per share, the transaction is valued at approximately $105 million.

The Agreement, which has been approved by the Board of Directors of both companies and the shareholders of SparBank, is subject to customary regulatory approvals. First Midwest shareholder approval is not necessary. It is anticipated the acquisition will be consummated by September 30, 1997. First Midwest anticipates merging MSB into its principal banking subsidiary, First Midwest Bank, N.A., in the first quarter of 1998.

The transaction is anticipated to be neutral to First Midwest's 1997 earnings and accretive to its 1998 earnings by approximately 2-3%. The 1998 accretion results primarily from annualized net costs savings of approximately $1.8 million, representing approximately 18% of McHenry's current expense base, which will be realized when MSB is merged into First Midwest Bank, N.A. in the first quarter of 1998, in addition to modest first year revenue enhancements. A pre-tax merger related charge of approximately $6.5 million will be recognized in the quarter the transaction is consummated. Such charge includes costs related to systems conversions, elimination of excess operating capacity, professional fees, and a one time provision to bring MSB's loan loss reserves to First Midwest's required levels. With the acquisition, First Midwest's total assets will increase to approximately $3.5 billion.

Coincident to the signing of the Agreement, the Board of Directors of First Midwest rescinded the balance of 900,000 shares stock repurchase program authorized in November 1996.

The Agreement is attached hereto as Exhibit 2 and is incorporated by reference herein. First Midwest issued a press release on June 20, 1997, which includes selected proforma financial information as of March 31, 1997, which is filed as
Exhibit 99 hereto.


Item 7. Financial Statements and Exhibits
-----------------------------------------

(a) and (b)   Not Applicable

(c)           Exhibit Index is located on Page 5 of this Report on Form 8-K.

                                       2
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 JUNE 30, 1997



The following Items are not applicable for this Form 8-K:

   Item 1.  Changes in Control of Registrant

   Item 2.  Acquisition or Disposition of Assets

   Item 3.  Bankruptcy or Receivership

   Item 4.  Changes in Registrant's Certifying Accountant

   Item 6.  Resignations of Registrant's Directors

                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 JUNE 30, 1997

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       First Midwest Bancorp, Inc.
                                 ---------------------------------------
                                              (Registrant)



Date: June 30, 1997                       DONALD J. SWISTOWICZ
                                 ---------------------------------------
                                          Donald J. Swistowicz
                                        Executive Vice President

                                       4
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 JUNE 30, 1997

                                 EXHIBIT INDEX



                                                                        Page
            Exhibit                                                    Number
------------------------------------------------------------------  ------------

Exhibit 2   Agreement and Plan of Merger, dated June 18, 1997,            6
            by and between SparBank, Inc., First Midwest Bancorp,
            Inc., and FMB Acquisition Corporation.

Exhibit 99  Press release issued by First Midwest Bancorp, Inc.           81
            dated June 20, 1997.

                                       5